                                                                    Exhibit 10.1
                                                                    ------------

                                 FIRST AMENDMENT
                                 ---------------


              FIRST AMENDMENT (this "Amendment"), dated as of October 2, 2002, among DAYTON SUPERIOR CORPORATION, an Ohio corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - -


              WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of June 16, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

              WHEREAS, the Borrower has requested, and the Lenders have agreed to, the amendments provided herein on the terms and conditions set forth herein;

              NOW, THEREFORE, it is agreed:

              1. Section 9.09 of the Credit Agreement is hereby amended by (i) deleting the table appearing in said Section and inserting the following new table in lieu thereof:

                    "Fiscal Quarter Ending
                         Closest to                             Amount
                         ----------                             ------

                    September 30, 2002                          $59,800,000
                    December 31, 2002                           $55,500,000
                    March 31, 2003                              $55,500,000
                    June 30, 2003                               $55,500,000
                    September 30, 2003                          $55,500,000
                    December 31, 2003                           $55,500,000
                    March 31, 2004                              $57,000,000
                    June 30, 2004                               $58,000,000
                    September 30, 2004                          $60,000,000
                    December 31, 2004                           $71,300,000
                    March 31, 2005                              $71,300,000
                    June 30, 2005                               $71,300,000
                    September 30, 2005                          $71,300,000
                    December 31, 2005                           $76,900,000
                    March 31, 2006                              $76,900,000
                    June 30, 2006                               $76,900,000

                    September 30, 2006                          $76,900,000
                    December 31, 2006                           $82,600,000
                    March 31, 2007 and
                      the last day of each
                      fiscal quarter of the
                      Borrower thereafter                       $86,800,000"

and (ii) inserting the text "occuring after the First Amendment Effective Date" immediately following the text "From and after the consummation of any Permitted Acquisition" appearing in the last sentence of said Section.

              2. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing in said Section and inserting the following new table in lieu thereof:

                    "Fiscal Quarter Ending
                          Closest to                              Ratio
                          ----------                              -----

                    September 30, 2002                          1.75:1.00
                    December 31, 2002                           1.65:1.00
                    March 31, 2003                              1.65:1.00
                    June 30, 2003                               1.65:1.00
                    September 30, 2003                          1.65:1.00
                    December 31, 2003                           1.65:1.00
                    March 31, 2004                              1.75:1.00
                    June 30, 2004                               1.75:1.00
                    September 30, 2004                          1.85:1.00
                    December 31, 2004                           2.30:1.00
                    March 31, 2005                              2.30:1.00
                    June 30, 2005                               2.30:1.00
                    September 30, 2005                          2.30:1.00
                    December 31, 2005                           2.30:1.00
                    March 31, 2006                              2.30:1.00
                    June 30, 2006                               2.30:1.00
                    September 30, 2006                          2.30:1.00
                    December 31, 2006
                      and the last day of
                      each fiscal quarter of
                      the Borrower thereafter                   2.50:1.00".

              3. Section 9.11 of the Credit Agreement is hereby amended by deleting the table appearing in said Section and inserting the following new table in lieu thereof:

                    "Fiscal Quarter Ending
                            Closest to                          Ratio
                            ----------                          -----

                    September 30, 2002                          5.35:1.00
                    December 31, 2002                           5.35:1.00
                    March 31, 2003                              5.75:1.00
                    June 30, 2003                               5.85:1.00
                    September 30, 2003                          5.60:1.00
                    December 31, 2003                           5.25:1.00
                    March 31, 2004                              5.50:1.00
                    June 30, 2004                               5.50:1.00
                    September 30, 2004                          5.25:1.00
                    December 31, 2004                           4.75:1.00
                    March 31, 2005                              5.00:1.00
                    June 30, 2005                               5.00:1.00
                    September 30, 2005                          4.85:1.00
                    December 31, 2005                           4.50:1.00
                    March 31, 2006                              4.75:1.00
                    June 30, 2006                               4.75:1.00
                    September 30, 2006                          4.60:1.00
                    December 31, 2006
                      and the last day of
                      each fiscal quarter of
                      the Borrower thereafter                   4.25:1.00".

              4. The definition of "Applicable Margin" appearing in Section 11 of the Credit Agreement is hereby amended by deleting the last sentence in said definition and inserting the following new sentence in lieu thereof:

         "Notwithstanding anything to the contrary contained in the immediately preceding sentence, Level 7 pricing shall apply for the period from and including February 15, 2003 to but not including the date which is the first Start Date after the Borrower's fiscal quarter ending closest to September 30, 2004.".

              5. Section 11 of the Credit Agreement is hereby further amended by inserting the following definitions in the appropriate alphabetical order in said Section:

                  "First Amendment" shall mean the First Amendment to this Agreement, dated as of October 2, 2002.

                  "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

              6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

              7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

              8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

              9. This Amendment shall become effective on the date (the "First Amendment Effective Date") when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to each Lender which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on October 4, 2002, an amendment fee equal to 0.25% of the sum of (I) the aggregate principal amount of such Lender's outstanding Term Loans on the First Amendment Effective Date plus (II) such Lender's Initial A Term Loan Commitment on the First Amendment Effective Date plus (III) such Lender's Revolving Loan Commitment on the First Amendment Effective Date plus (IV) such Lender's Acquisition Loan Commitment on the First Amendment Effective Date.

              10. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) on the First Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date).

              11. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

                                      * * *

              IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     DAYTON SUPERIOR CORPORATION



                                     By: /s/ Alan F. McIlroy
                                         ---------------------------------------
                                         Name: Alan F. McIlroy
                                         Title: Vice President and CFO

                                          DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                             Individually and as Administrative
                                             Agent



                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                            SIGNATURE PAGE TO THE FIRST
                                            AMENDMENT, DATED AS OF OCTOBER 2,
                                            2002, TO THE CREDIT AGREEMENT, DATED
                                            AS OF JUNE 16, 2000, AMONG DAYTON
                                            SUPERIOR CORPORATION, AN OHIO
                                            CORPORATION, THE VARIOUS LENDERS
                                            PARTY THERETO, AND DEUTSCHE BANK
                                            TRUST COMPANY AMERICAS (F/K/A
                                            BANKERS TRUST COMPANY), AS
                                            ADMINISTRATIVE AGENT

                                            NAME OF INSTITUTION:

                                            ____________________________________



                                            By:_________________________________
                                               Name:
                                               Title: